UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31*

Date of reporting period: October 31, 2020

*

This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Local Currency Fund. Each remaining series of the Registrant has a fiscal year end other than October 31st.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report
October 31, 2020
MFS®  Emerging Markets Debt Local Currency Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund's annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund's Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.
If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.
EML-ANN

MFS ® Emerging Markets Debt Local Currency Fund

Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR
Dear Shareholders:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year, though optimism over the development of vaccines and therapeutics later brightened the economic and market outlook. However, a great deal of uncertainty remains as case counts in the United States and Europe remain very high and it is still unclear when a vaccine will become widely available. In the United States, political uncertainty eased after former Vice President Joe Biden was projected the winner of the presidential election, though whether his party also gains control of Congress will not be known until two Senate runoff elections in Georgia in early January.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the U.S. some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.
Respectfully,
Robert J. Manning
Executive Chair
MFS Investment Management
December 16, 2020
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Fixed income exposure (i)
Currency exposure (i)(y)

Fixed income sectors (i)
Sovereign Emerging Markets	91.0%
Other Government Entity-Emerging Markets Quasi Government	12.4%
Emerging Markets Corporate Bonds	7.1%
Developed Markets Corporate Bonds	0.7%
Supranational	0.5%
Government Securities Hedge (t)	(3.0)%
Fixed Income issuer country weightings (i)(x)
Mexico	14.1%
South Africa	13.9%
Indonesia	9.4%
Brazil	8.1%
Colombia	8.0%
China	7.8%
Thailand	7.6%
Malaysia	6.5%
United States (includes Cash & Cash Equivalents and Other)	(10.5)%
Other Countries	35.1%

Portfolio Composition - continued
Composition including fixed income credit quality (a)(i)
AA	1.1%
A	12.5%
BBB	44.3%
BB	24.3%
B	2.5%
CCC	0.7%
Not Rated	23.3%
Non-Fixed Income (o)	0.0%
Cash & Cash Equivalents	5.3%
Other	(14.0)%
Currency exposure weightings (i)(y)
Mexican Peso	10.3%
Russian Ruble	9.0%
Indonesian Rupiah	8.6%
Brazilian Real	7.9%
Polish Zloty	7.6%
South African Rand	7.4%
Malaysian Ringgit	7.2%
Chinese Renminbi	6.9%
Thailand Offshore Rate	5.2%
Other Currencies	29.9%

Portfolio facts (i)
Average Duration (d)	6.6
Average Effective Maturity (m)	8.5 yrs.
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change.Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency.Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives.The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Portfolio Composition - continued
(o)	Less than 0.1%.
(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds futures contracts with a bond equivalent exposure of (3.0)%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of October 31, 2020.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended October 31, 2020, the MFS Emerging Markets Debt Local Currency Fund (fund) provided a total return of -4.68%, at net asset value. This compares with a return of -3.81% for the fund’s benchmark, the JPMorgan Government Bond Index Emerging Markets Global Diversified.
Market Environment
Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize.
Factors Affecting Performance
Relative to the JPMorgan Government Bond Index Emerging Markets Global Diversified, the fund’s lesser currency exposure to the Indonesian rupiah was a primary detractor from performance over the reporting period.

Management Review - continued
Conversely, the fund’s yield curve(y) positioning in South Africa was a contributor to relative returns. Additionally, the fund’s asset allocation supported relative results, primarily driven by the fund’s greater exposure to Uruguayan peso-denominated holdings, notably within the sovereign sector.
Respectfully,
Portfolio Manager(s)
Ward Brown and Matt Ryan
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 10/31/20
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)

Performance Summary  - continued
Total Returns through 10/31/20
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/15/11	(4.68)%	3.76%	(0.33)%
B	9/15/11	(5.25)%	2.99%	(1.07)%
C	9/15/11	(5.40)%	2.96%	(1.08)%
I	9/15/11	(4.47)%	3.96%	(0.12)%
R1	9/15/11	(5.38)%	2.99%	(1.07)%
R2	9/15/11	(4.77)%	3.51%	(0.57)%
R3	9/15/11	(4.65)%	3.80%	(0.30)%
R4	9/15/11	(4.54)%	4.09%	(0.03)%
R6	12/03/12	(4.33)%	4.09%	(0.68)%
Comparative benchmark(s)

JPMorgan Government Bond Index Emerging Markets Global Diversified (f)	(3.81)%	3.94%	0.38%
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(8.73)%	2.87%	(0.80)%
B With CDSC (Declining over six years from 4% to 0%) (v)	(8.90)%	2.64%	(1.07)%
C With CDSC (1% for 12 months) (v)	(6.31)%	2.96%	(1.08)%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
JPMorgan Government Bond Index Emerging Markets Global Diversified - a market capitalization weighted index that is designed to measure the performance of local currency government bonds issued in emerging markets. The index includes only the countries which give access to their capital market to foreign investors; it therefore excludes China, India, and Thailand. Individual country weights in the index are limited to 10% in order for the index to remain fully diversified.
It is not possible to invest directly in an index.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

Performance Summary  - continued
return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2020 through October 31, 2020
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.
The expense include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/20	Ending Account Value 10/31/20	Expenses Paid During Period (p) 5/01/20-10/31/20
A	Actual	1.10%	$1,000.00	$1,100.05	$5.81
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58
B	Actual	1.85%	$1,000.00	$1,097.76	$9.76
	Hypothetical (h)	1.85%	$1,000.00	$1,015.84	$9.37
C	Actual	1.85%	$1,000.00	$1,096.03	$9.75
	Hypothetical (h)	1.85%	$1,000.00	$1,015.84	$9.37
I	Actual	0.85%	$1,000.00	$1,101.66	$4.49
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32
R1	Actual	1.85%	$1,000.00	$1,095.90	$9.75
	Hypothetical (h)	1.85%	$1,000.00	$1,015.84	$9.37
R2	Actual	1.35%	$1,000.00	$1,100.44	$7.13
	Hypothetical (h)	1.35%	$1,000.00	$1,018.35	$6.85
R3	Actual	1.10%	$1,000.00	$1,099.79	$5.81
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58
R4	Actual	0.85%	$1,000.00	$1,101.00	$4.49
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32
R6	Actual	0.73%	$1,000.00	$1,102.05	$3.86
	Hypothetical (h)	0.73%	$1,000.00	$1,021.47	$3.71
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
10/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 94.8%
Brazil – 4.1%
Federative Republic of Brazil, Inflation Linked Bond, 6%, 8/15/2024	BRL	19,644,637	$ 3,896,918
Federative Republic of Brazil, Inflation Linked Bond, 6%, 5/15/2025		28,517,924	5,699,557
Nota do Tesouro Nacional, 10%, 1/01/2023		22,961,000	4,383,583
Rumo Luxembourg S.à r.l., 5.25%, 1/10/2028 (n)		$869,000	910,278
			$14,890,336
Chile – 3.5%
AES Gener S.A., 6.35% to 4/7/2025, FLR (CMT - 5yr. + 4.917%) to 4/7/2030, FLR (CMT - 5yr. + 5.167%) to 4/7/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079 (n)		$1,502,000	$ 1,512,889
Republic of Chile, 4.7%, 9/01/2030	CLP	6,235,000,000	9,482,018
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028 (n)		$842,000	890,415
VTR Finance N.V., 6.375%, 7/15/2028 (n)		860,000	918,050
			$12,803,372
China – 7.7%
China Development Bank, 3.23%, 1/10/2025	CNY	36,490,000	$ 5,406,739
China Development Bank, 3.45%, 9/20/2029		79,730,000	11,629,295
Meituan, 3.05%, 10/28/2030 (n)		$961,000	963,010
Prosus N.V., 3.68%, 1/21/2030		674,000	733,467
Republic of China, 3.25%, 6/06/2026	CNY	26,730,000	4,020,574
Republic of China, 2.68%, 5/21/2030		25,480,000	3,647,260
Three Gorges Finance I (Cayman Islands) Ltd., 2.15%, 9/22/2030 (n)		$847,000	841,003
Weibo Corp., 3.375%, 7/08/2030		968,000	970,879
			$28,212,227
Colombia – 7.7%
Empresas Publicas de Medellin, 8.375%, 11/08/2027 (n)	COP	4,009,000,000	$ 1,069,274
Empresas Publicas de Medellin E.S.P., 4.375%, 2/15/2031 (n)		$690,000	704,669
Kingdom of Spain, Inflation Linked Bond, 3.3%, 3/17/2027	COP	12,101,530,766	3,428,098
Millicom International Cellular S.A., 6.625%, 10/15/2026		$640,000	689,600
Millicom International Cellular S.A., 4.5%, 4/27/2031 (n)		322,000	326,830
Republic of Colombia, 5.75%, 11/03/2027	COP	45,138,000,000	12,071,051
Republic of Colombia, “B”, 6%, 4/28/2028		5,716,800,000	1,541,789

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Colombia – continued
Republic of Colombia, Inflation Linked Bond, 3.5%, 5/07/2025	COP	29,735,040,558	$ 8,471,262
			$28,302,573
Cote d'Ivoire – 0.3%
Republic of Cote d'Ivoire, 6.875%, 10/17/2040 (n)	EUR	1,009,000	$ 1,144,343
Czech Republic – 1.1%
Czech Republic, 2%, 10/13/2033	CZK	83,150,000	$ 3,924,888
Dominican Republic – 0.4%
Dominican Republic, 4.875%, 9/23/2032 (n)		$1,300,000	$ 1,319,513
Egypt – 0.6%
Arab Republic of Egypt, 7.6%, 3/01/2029 (n)		$650,000	$ 675,545
Arab Republic of Egypt, 7.625%, 5/29/2032 (n)		1,137,000	1,150,189
Arab Republic of Egypt, 7.625%, 5/29/2032		200,000	202,320
			$2,028,054
Guatemala – 0.4%
Republic of Guatemala, 5.375%, 4/24/2032 (n)		$1,044,000	$ 1,229,728
Republic of Guatemala, 6.125%, 6/01/2050 (n)		316,000	389,315
			$1,619,043
Hungary – 3.9%
Republic of Hungary, 5.5%, 6/24/2025	HUF	1,551,420,000	$ 5,818,325
Republic of Hungary, 3.25%, 10/22/2031		2,424,740,000	8,395,594
			$14,213,919
India – 2.8%
Delhi International Airport Ltd., 6.45%, 6/04/2029 (n)		$1,263,000	$ 1,272,978
ReNew Power Private Ltd., 5.875%, 3/05/2027 (n)		773,000	789,061
Republic of India, 7.27%, 4/08/2026	INR	499,920,000	7,320,625
Shriram Transport Finance Co. Ltd., 5.1%, 7/16/2023 (n)		$326,000	312,124
Shriram Transport Finance Co. Ltd., 5.1%, 7/16/2023		384,000	367,656
			$10,062,444
Indonesia – 9.2%
PT Indonesia Asahan Aluminium (Persero), 5.45%, 5/15/2030 (n)		$716,000	$ 815,684
Republic of Indonesia, 6.5%, 6/15/2025	IDR	24,691,000,000	1,755,804
Republic of Indonesia, 7%, 5/15/2027		102,841,000,000	7,265,321
Republic of Indonesia, 9%, 3/15/2029		35,368,000,000	2,760,034
Republic of Indonesia, 7%, 9/15/2030		96,198,000,000	6,765,104
Republic of Indonesia, 8.75%, 5/15/2031		24,267,000,000	1,862,046

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Indonesia – continued
Republic of Indonesia, 7.5%, 8/15/2032	IDR	54,135,000,000	$ 3,781,122
Republic of Indonesia, 7.5%, 5/15/2038		75,785,000,000	5,221,263
Republic of Indonesia, 8.375%, 4/15/2039		28,889,000,000	2,133,934
Star Energy Co., 4.85%, 10/14/2038 (n)		$1,093,000	1,120,039
			$33,480,351
Israel – 0.3%
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)		$1,098,000	$ 1,126,877
Jordan – 0.5%
Hashemite Kingdom of Jordan, 5.85%, 7/07/2030 (n)		$1,422,000	$ 1,431,007
Hashemite Kingdom of Jordan, 5.85%, 7/07/2030		300,000	301,900
			$1,732,907
Kazakhstan – 0.4%
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030 (n)		$1,538,000	$ 1,555,955
Malaysia – 3.8%
Government of Malaysia, 3.955%, 9/15/2025	MYR	20,083,000	$ 5,255,511
Government of Malaysia, 4.232%, 6/30/2031		27,094,000	7,369,496
PETRONAS Capital Ltd. (Federation of Malaysia), 3.5%, 4/21/2030 (n)		$1,124,000	1,250,787
			$13,875,794
Mexico – 9.0%
CEMEX S.A.B. de C.V., 7.375%, 6/05/2027 (n)		$690,000	$ 760,042
CEMEX S.A.B. de C.V., 5.2%, 9/17/2030 (n)		931,000	983,499
Petroleos Mexicanos, 7.47%, 11/12/2026	MXN	10,559,900	392,994
Petroleos Mexicanos, 6.95%, 1/28/2060		$2,201,000	1,721,182
Red de Carreteras de Occidente SAPIB de C.V., 9%, 6/10/2028 (n)	MXN	13,846,200	691,601
United Mexican States, 10%, 12/05/2024		31,270,000	1,743,655
United Mexican States, 5.75%, 3/05/2026		155,410,000	7,454,243
United Mexican States, 8.5%, 5/31/2029		199,910,000	10,994,744
United Mexican States, 8%, 11/07/2047		37,700,000	1,934,365
United Mexican States, Inflation Linked Bond, 4.5%, 12/04/2025		36,374,050	1,967,284
United Mexican States, Inflation Linked Bond, 4%, 11/30/2028		76,818,842	4,097,439
			$32,741,048
Nigeria – 0.0%
Afren PLC, 10.25%, 4/08/2019 (a)(d)		$693,819	$ 347

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Panama – 0.4%
AES Panama Generation Holdings SRL, 4.375%, 5/31/2030 (n)		$1,131,000	$ 1,198,509
Banco Nacional de Panama, 2.5%, 8/11/2030 (n)		251,000	249,379
			$1,447,888
Paraguay – 0.6%
Republic of Paraguay, 4.7%, 3/27/2027		$607,000	$ 685,309
Republic of Paraguay, 4.95%, 4/28/2031 (n)		1,211,000	1,410,815
			$2,096,124
Peru – 3.3%
Banco de Credito del Peru, 4.65%, 9/17/2024 (n)	PEN	10,403,000	$ 3,035,587
Camposol S.A., 6%, 2/03/2027 (n)		$693,000	732,848
Peru LNG, 5.375%, 3/22/2030		1,360,000	1,040,400
Republic of Peru, 6.95%, 8/12/2031	PEN	12,786,000	4,361,656
Republic of Peru, 6.9%, 8/12/2037		8,601,000	2,812,878
			$11,983,369
Poland – 4.5%
Canpack S.A./Eastern PA Land Investment Holding LLC, 3.125%, 11/01/2025 (n)		$428,000	$ 433,350
Canpack S.A./Eastern PA Land Investment Holding LLC, 2.375%, 11/01/2027 (n)	EUR	446,000	520,732
Government of Poland, 2.5%, 7/25/2026	PLN	22,524,000	6,286,771
Government of Poland, 2.75%, 4/25/2028		5,940,000	1,694,999
Government of Poland, 5.75%, 4/25/2029		21,648,000	7,622,135
			$16,557,987
Romania – 2.3%
Republic of Romania, 4.75%, 2/24/2025	RON	20,395,000	$ 5,209,683
Republic of Romania, 5.8%, 7/26/2027		6,870,000	1,890,071
Republic of Romania, 2%, 1/28/2032 (n)	EUR	1,159,000	1,349,768
			$8,449,522
Russia – 6.0%
Russian Federation, 7.05%, 1/19/2028	RUB	232,989,000	$ 3,149,837
Russian Federation, 7.7%, 3/23/2033		512,911,000	7,198,815
Russian Federation, 7.25%, 5/10/2034		673,655,000	9,154,373
Russian Federation, Inflation Linked Bond, 2.5%, 2/02/2028		61,978,249	776,252
Russian Federation, Inflation Linked Bond, 2.5%, 7/17/2030		146,142,591	1,803,518
			$22,082,795

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Saudi Arabia – 0.2%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/2027		$860,000	$ 813,839
Serbia – 0.3%
Republic of Serbia, 1.5%, 6/26/2029	EUR	1,127,000	$ 1,279,432
South Africa – 13.6%
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.125%, 2/11/2025		$1,630,000	$ 1,523,385
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.85%, 4/02/2026	ZAR	36,000,000	2,189,996
Republic of South Africa, 10.5%, 12/21/2026		248,287,000	17,737,673
Republic of South Africa, 8%, 1/31/2030		208,581,000	11,786,172
Republic of South Africa, 7%, 2/28/2031		187,446,000	9,426,580
Republic of South Africa, Inflation Linked Bond, 2%, 1/31/2025		32,133,719	1,887,271
Republic of South Africa, Inflation Linked Bond, 2.6%, 3/31/2028		66,001,903	3,680,979
Transnet SOC Ltd. (Republic of South Africa), 9.5%, 5/13/2021		22,700,000	1,409,447
			$49,641,503
Sri Lanka – 0.4%
Republic of Sri Lanka, 6.75%, 4/18/2028		$1,400,000	$ 750,312
Republic of Sri Lanka, 7.85%, 3/14/2029 (n)		1,172,000	627,020
			$1,377,332
Supranational – 0.5%
West African Development Bank, 4.7%, 10/22/2031		$400,000	$ 420,000
West African Development Bank, 4.7%, 10/22/2031 (n)		1,364,000	1,432,200
			$1,852,200
Thailand – 3.5%
Kingdom of Thailand, 3.775%, 6/25/2032	THB	317,651,000	$ 12,631,328
Turkey – 0.3%
Republic of Turkey, 10.5%, 8/11/2027	TRY	12,159,000	$ 1,233,385
United Arab Emirates – 0.3%
DP World Salaam (United Arab Emirates), 6% to 1/1/2026, FLR (CMT - 5yr. + 5.75%) to 1/1/2031, FLR (CMT - 5yr. + 6.75%) to 1/01/2070		$1,000,000	$ 1,047,500
United States – 0.4%
JBS Investments II GmbH, 5.75%, 1/15/2028		$1,433,000	$ 1,505,546

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Uruguay – 1.9%
Oriental Republic of Uruguay, 8.5%, 3/15/2028	UYU	232,785,000	$ 5,672,207
Oriental Republic of Uruguay, Inflation Linked Bond, 3.875%, 7/02/2040		54,054,057	1,440,599
			$7,112,806
Vietnam – 0.3%
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029 (n)		$1,079,000	$ 1,098,516
Zambia – 0.3%
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)		$1,115,000	$ 1,112,201
Total Bonds (Identified Cost, $346,441,298)			$ 346,357,264
Common Stocks – 0.0%
Canada – 0.0%
Frontera Energy Corp. (Identified Cost, $1,265,281)		16,374	$ 26,198
Investment Companies (h) – 1.0%
Money Market Funds – 1.0%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $3,658,578)		3,658,579	$3,658,579
Other Assets, Less Liabilities – 4.2%			15,203,980
Net Assets – 100.0%			$ 365,246,021

(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $3,658,579 and $346,383,462, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $39,355,630, representing 10.8% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
BZDIOVRA	Brazil Interbank Deposit Rate
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
KLIBOR	Kuala Lumpur Interbank Offered Rate
THBFIX	Thai Baht Floating Rate Fixed
TIIE	Interbank Equilibrium Interest Rate
WIBOR	Warsaw Interbank Offered Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
Derivative Contracts at 10/31/20
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CLP	978,256,640	USD	1,259,098	JPMorgan Chase Bank N.A.	1/28/2021	$6,015
CNH	30,120,716	USD	4,432,487	Goldman Sachs International	1/15/2021	41,697
IDR	32,395,122,000	USD	2,204,200	Barclays Bank PLC	11/02/2020	10,852
IDR	6,519,313,000	USD	441,700	Citibank N.A.	11/30/2020	2,943
IDR	13,441,739,637	USD	913,362	JPMorgan Chase Bank N.A.	11/02/2020	5,731
INR	132,565,000	USD	1,776,463	Goldman Sachs International	11/27/2020	8,603
MXN	15,711,000	USD	728,959	Goldman Sachs International	1/15/2021	5,817
MXN	137,671,840	USD	6,400,610	State Street Bank Corp.	1/15/2021	38,055

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
MYR	59,622,869	USD	14,276,175	Barclays Bank PLC	1/29/2021	$47,064
MYR	17,588,737	USD	4,214,183	Barclays Bank PLC	11/02/2020	18,966
PHP	31,148,590	USD	642,371	JPMorgan Chase Bank N.A.	11/27/2020	1,444
RUB	495,298,444	USD	6,203,700	Goldman Sachs International	11/30/2020	13,907
RUB	270,499,601	USD	3,394,675	JPMorgan Chase Bank N.A.	11/30/2020	975
THB	592,473,085	USD	18,978,311	JPMorgan Chase Bank N.A.	11/23/2020	28,156
USD	4,525,044	AUD	6,320,000	Merrill Lynch International	1/15/2021	80,989
USD	1,025,100	BRL	5,728,259	Banco Santander S.A.	12/02/2020	28,173
USD	1,651,447	BRL	9,223,000	Citibank N.A.	12/02/2020	46,307
USD	9,665,389	COP	37,334,518,338	Citibank N.A.	2/03/2021	59,684
USD	9,589,715	COP	37,002,489,338	Citibank N.A.	11/04/2020	29,213
USD	2,916,800	COP	10,724,938,698	Goldman Sachs International	11/04/2020	145,749
USD	7,130,033	COP	26,277,550,640	JPMorgan Chase Bank N.A.	11/04/2020	340,582
USD	1,654,040	CZK	38,298,000	Citibank N.A.	1/15/2021	14,522
USD	9,041,701	EUR	7,698,950	Citibank N.A.	1/15/2021	58,886
USD	340,264	EUR	290,000	Goldman Sachs International	1/15/2021	1,904
USD	185,056	EUR	157,638	JPMorgan Chase Bank N.A.	1/15/2021	1,131
USD	117,569	EUR	99,135	Merrill Lynch International	1/15/2021	1,903
USD	170,790	EUR	145,000	State Street Bank Corp.	1/15/2021	1,609
USD	1,865,476	HUF	562,310,521	Merrill Lynch International	1/15/2021	81,690
USD	371,039	HUF	114,825,292	State Street Bank Corp.	1/15/2021	6,785
USD	3,705,900	INR	272,824,652	Goldman Sachs International	11/27/2020	32,155
USD	5,895,449	PEN	21,295,542	Citibank N.A.	2/02/2021	6,236
USD	3,826,719	PEN	13,527,069	Citibank N.A.	11/04/2020	85,323
USD	1,823,500	PEN	6,458,472	JPMorgan Chase Bank N.A.	11/04/2020	37,178
USD	362,381	PEN	1,310,000	Morgan Stanley Capital Services, Inc.	11/04/2020	54
USD	1,843,700	RUB	142,020,211	Goldman Sachs International	11/30/2020	60,884
USD	2,217,600	RUB	170,893,804	JPMorgan Chase Bank N.A.	11/30/2020	72,327
USD	3,709,932	TWD	105,529,000	Barclays Bank PLC	1/25/2021	19,274
USD	264,120	ZAR	4,324,000	HSBC Bank	1/15/2021	668
USD	363,674	ZAR	5,964,000	Morgan Stanley Capital Services, Inc.	1/15/2021	301
						$1,443,752
Liability Derivatives
AUD	1,232,000	USD	883,413	Merrill Lynch International	1/15/2021	$(17,104)
BRL	95,539,851	USD	16,892,666	Barclays Bank PLC	12/02/2020	(265,236)
BRL	4,079,000	USD	735,258	Goldman Sachs International	12/02/2020	(25,363)
CNH	21,976,000	USD	3,266,312	State Street Bank Corp.	1/15/2021	(1,958)
COP	37,002,489,338	USD	9,624,815	Citibank N.A.	11/04/2020	(64,313)
COP	10,724,938,698	USD	2,779,518	Goldman Sachs International	11/04/2020	(8,467)
COP	26,277,550,640	USD	6,810,196	JPMorgan Chase Bank N.A.	11/04/2020	(20,745)
CZK	343,655,850	USD	14,772,878	Merrill Lynch International	1/15/2021	(61,144)
HUF	79,255,000	USD	256,442	Brown Brothers Harriman	1/15/2021	(5,026)
HUF	1,051,965,594	USD	3,397,499	State Street Bank Corp.	1/15/2021	(60,407)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
IDR	18,953,382,363	USD	1,296,844	Goldman Sachs International	11/02/2020	$(887)
INR	160,561,000	USD	2,171,712	Barclays Bank PLC	11/27/2020	(9,664)
MXN	7,809,000	USD	367,715	State Street Bank Corp.	1/15/2021	(2,502)
MYR	26,619,021	USD	6,437,322	Barclays Bank PLC	11/02/2020	(30,818)
PEN	21,295,541	USD	5,897,408	Citibank N.A.	11/04/2020	(7,363)
PLN	47,401,751	USD	12,355,702	State Street Bank Corp.	1/15/2021	(379,029)
RON	17,015,782	USD	4,066,204	JPMorgan Chase Bank N.A.	1/15/2021	(8,301)
RUB	51,767,000	USD	657,386	Barclays Bank PLC	11/30/2020	(7,542)
RUB	300,358,000	USD	3,855,687	Citibank N.A.	11/30/2020	(85,217)
RUB	28,189,000	USD	367,715	Goldman Sachs International	11/30/2020	(13,851)
TRY	38,495,313	USD	4,814,020	Citibank N.A.	11/16/2020	(251,677)
USD	748,517	CLP	581,560,271	JPMorgan Chase Bank N.A.	1/28/2021	(3,576)
USD	547,695	CZK	12,796,000	Morgan Stanley Capital Services, Inc.	1/15/2021	(96)
USD	2,141,401	IDR	32,395,122,000	Barclays Bank PLC	11/02/2020	(73,650)
USD	731,534	IDR	10,815,002,000	Barclays Bank PLC	11/30/2020	(6,092)
USD	1,289,609	IDR	18,953,382,363	Goldman Sachs International	11/02/2020	(6,349)
USD	914,591	IDR	13,441,739,637	JPMorgan Chase Bank N.A.	11/02/2020	(4,503)
USD	356,048	IDR	5,241,739,637	JPMorgan Chase Bank N.A.	11/30/2020	(1,459)
USD	3,717,800	INR	277,686,200	Goldman Sachs International	11/27/2020	(21,408)
USD	724,870	MXN	15,543,000	Merrill Lynch International	1/15/2021	(2,048)
USD	723,445	MYR	3,024,000	Barclays Bank PLC	1/29/2021	(3,012)
USD	10,602,143	MYR	44,207,757	Barclays Bank PLC	11/02/2020	(37,509)
USD	346,337	TRY	3,013,000	HSBC Bank	1/15/2021	(306)
USD	15,562,525	ZAR	259,265,442	HSBC Bank	1/15/2021	(233,945)
USD	5,497,848	ZAR	91,622,432	Merrill Lynch International	1/15/2021	(84,505)
						$(1,805,072)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Ultra Note 10 yr	Short	USD	52	$8,178,625	December – 2020	$78,918
Liability Derivatives
Interest Rate Futures
Euro-Bund 10 yr	Short	EUR	13	$2,666,990	December – 2020	$(33,794)

Portfolio of Investments – continued
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
1/02/24	BRL	39,154,000	centrally cleared	5.66%/At Maturity	1.9% FLR (Daily BZDIOVRA)/Daily	$42,504	$—	$42,504
3/28/25	MXN	36,098,000	centrally cleared	6.24%/28 Days	4.531% FLR (28 day TIIE)/28 days	83,855	—	83,855
4/09/25	MXN	144,884,000	centrally cleared	6.27%/28 Days	4.5495% FLR (28 day TIIE)/28 days	341,418	—	341,418
4/11/25	MXN	73,866,000	centrally cleared	5.98%/28 Days	4.5187% FLR (28 day TIIE)/28 days	132,633	—	132,633
4/17/25	MXN	112,395,000	centrally cleared	5.47%/28 Days	4.6413% FLR (28 day TIIE)/28 days	94,137	—	94,137
						$694,547	$—	$694,547
Liability Derivatives
Interest Rate Swaps
1/02/23	BRL	45,316,000	centrally cleared	4.45%/At Maturity	1.9% FLR (Daily BZDIOVRA)/Daily	$(70,913)	$—	$(70,913)
1/02/25	BRL	13,000,000	centrally cleared	6.22%/At Maturity	1.9% FLR (Daily BZDIOVRA)/Daily	(25,010)	—	(25,010)
6/18/30	PLN	6,620,000	centrally cleared	0.29% FLR (6 month WIBOR)/Semi-annually	0.8975%/Annually	(4,829)	—	(4,829)
						$(100,752)	$—	$(100,752)

Portfolio of Investments – continued
Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
4/03/25	MYR	22,751,000	JPMorgan Chase Bank N.A.	2.375%/Quarterly	1.97% FLR (3 month KLIBOR)/Quarterly	$87,198	$—	$87,198
5/02/29	THB	100,491,000	JPMorgan Chase Bank N.A.	2.175%/Semi-annually	0.76996% FLR (6 month THBFIX)/Semi-annually	328,602	—	328,602
5/07/29	THB	102,901,000	JPMorgan Chase Bank N.A.	2.16%/Semi-annually	0.74162% FLR (6 month THBFIX)/Semi-annually	335,762	—	335,762
7/17/29	THB	100,000,000	JPMorgan Chase Bank N.A.	1.725%/Semi-annually	1.12091% FLR (6 month THBFIX)/Semi-annually	199,278	—	199,278
8/08/29	THB	104,143,000	JPMorgan Chase Bank N.A.	1.37%/Semi-annually	0.92891% FLR (6 month THBFIX)/Semi-annually	101,804	—	101,804
						$1,052,644	$—	$1,052,644
Liability Derivatives
Interest Rate Swaps
10/28/25	MYR	18,000,000	JPMorgan Chase Bank N.A.	1.98%/Quarterly	1.98% FLR (3 month KLIBOR)/Quarterly	$(344)	$—	$(344)
2/12/30	THB	35,000,000	JPMorgan Chase Bank N.A.	1.07%/Semi-annually	0.88856% FLR (6 month THBFIX)/Semi-annually	(4,821)	—	(4,821)
						$(5,165)	$—	$(5,165)
At October 31, 2020, the fund had cash collateral of $1,618,847 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 10/31/20
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $347,706,579)	$346,383,462
Investments in affiliated issuers, at value (identified cost, $3,658,578)	3,658,579
Cash	253,379
Foreign currency, at value (identified cost, $3,895,071)	3,882,084
Restricted cash for
Forward foreign currency exchange contracts	120,000
Deposits with brokers for
Cleared swaps	1,327,021
Futures contracts	171,826
Receivables for
Forward foreign currency exchange contracts	1,443,752
Net daily variation margin on open futures contracts	20,308
Investments sold	7,115,138
Fund shares sold	244,050
Interest and dividends	6,026,953
Uncleared swaps, at value	1,052,644
Receivable from investment adviser	103,871
Other assets	626
Total assets	$371,803,693
Liabilities
Payables for
Distributions	$12,483
Net daily variation margin on open cleared swap agreements	41,557
Forward foreign currency exchange contracts	1,805,072
Investments purchased	3,882,084
Fund shares reacquired	341,596
Uncleared swaps, at value	5,165
Payable to affiliates
Administrative services fee	471
Shareholder servicing costs	123,827
Distribution and service fees	156
Payable for independent Trustees' compensation	9
Deferred country tax expense payable	157,677
Accrued expenses and other liabilities	187,575
Total liabilities	$6,557,672
Net assets	$365,246,021

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$386,118,889
Total distributable earnings (loss)	(20,872,868)
Net assets	$365,246,021
Shares of beneficial interest outstanding	57,584,192

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,915,520	302,308	$6.34
Class B	112,953	17,800	6.35
Class C	1,092,910	172,392	6.34
Class I	15,055,435	2,382,469	6.32
Class R1	57,681	9,079	6.35
Class R2	59,224	9,332	6.35
Class R3	274,765	43,199	6.36
Class R4	121,564	19,067	6.38
Class R6	346,555,969	54,628,546	6.34

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.62 [100 / 95.75 x $6.34]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 10/31/20
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$18,406,829
Dividends from affiliated issuers	201,102
Dividends	4,949
Other	61
Foreign taxes withheld	(277,984)
Total investment income	$18,334,957
Expenses
Management fee	$2,590,115
Distribution and service fees	22,115
Shareholder servicing costs	518,924
Administrative services fee	56,498
Independent Trustees' compensation	8,644
Custodian fee	274,083
Shareholder communications	16,493
Audit and tax fees	87,079
Legal fees	3,161
Miscellaneous	188,665
Total expenses	$3,765,777
Reduction of expenses by investment adviser and distributor	(1,156,685)
Net expenses	$2,609,092
Net investment income (loss)	$15,725,865

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $39,876 country tax)	$(4,474,067)
Affiliated issuers	(5,658)
Futures contracts	(1,754,239)
Swap agreements	1,667,140
Forward foreign currency exchange contracts	(7,352,209)
Foreign currency	(542,031)
Net realized gain (loss)	$(12,461,064)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $155,422 decrease in deferred country tax)	$(16,737,906)
Affiliated issuers	(4,192)
Futures contracts	(7,204)
Swap agreements	1,197,483
Forward foreign currency exchange contracts	(1,795,464)
Translation of assets and liabilities in foreign currencies	(3,251)
Net unrealized gain (loss)	$(17,350,534)
Net realized and unrealized gain (loss)	$(29,811,598)
Change in net assets from operations	$(14,085,733)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/20	10/31/19
Change in net assets
From operations
Net investment income (loss)	$15,725,865	$17,344,406
Net realized gain (loss)	(12,461,064)	2,626,158
Net unrealized gain (loss)	(17,350,534)	32,540,081
Change in net assets from operations	$(14,085,733)	$52,510,645
Distributions to shareholders	$(8,306,487)	$(9,583,737)
Tax return of capital distributions to shareholders	$(7,921,292)	$(6,714,446)
Change in net assets from fund share transactions	$49,596,397	$(5,253,715)
Total change in net assets	$19,282,885	$30,958,747
Net assets
At beginning of period	345,963,136	315,004,389
At end of period	$365,246,021	$345,963,136
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$6.94	$6.20	$6.99	$6.96	$6.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.33	$0.34	$0.38	$0.36
Net realized and unrealized gain (loss)	(0.59)	0.72	(0.78)	(0.06)	0.27
Total from investment operations	$(0.32)	$1.05	$(0.44)	$0.32	$0.63
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.18)	$(0.15)	$(0.29)	$(0.14)
From tax return of capital	(0.14)	(0.13)	(0.20)	—	(0.14)
Total distributions declared to shareholders	$(0.28)	$(0.31)	$(0.35)	$(0.29)	$(0.28)
Net asset value, end of period (x)	$6.34	$6.94	$6.20	$6.99	$6.96
Total return (%) (r)(s)(t)(x)	(4.54)	17.31	(6.65)	4.77	9.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.40	1.44	1.49	1.46
Expenses after expense reductions (f)	1.10	1.10	1.11	1.10	1.10
Net investment income (loss)	4.22	5.00	4.89	5.56	5.45
Portfolio turnover	78	136	95	126	80
Net assets at end of period (000 omitted)	$1,916	$2,350	$2,056	$2,186	$2,835
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$6.95	$6.20	$7.00	$6.97	$6.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.28	$0.29	$0.33	$0.32
Net realized and unrealized gain (loss)	(0.60)	0.73	(0.79)	(0.06)	0.26
Total from investment operations	$(0.37)	$1.01	$(0.50)	$0.27	$0.58
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.15)	$(0.13)	$(0.24)	$(0.12)
From tax return of capital	(0.11)	(0.11)	(0.17)	—	(0.11)
Total distributions declared to shareholders	$(0.23)	$(0.26)	$(0.30)	$(0.24)	$(0.23)
Net asset value, end of period (x)	$6.35	$6.95	$6.20	$7.00	$6.97
Total return (%) (r)(s)(t)(x)	(5.25)	16.62	(7.48)	3.99	8.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.15	2.19	2.24	2.21
Expenses after expense reductions (f)	1.85	1.85	1.86	1.85	1.85
Net investment income (loss)	3.48	4.28	4.17	4.77	4.73
Portfolio turnover	78	136	95	126	80
Net assets at end of period (000 omitted)	$113	$131	$115	$192	$205

Class C	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$6.94	$6.20	$7.00	$6.97	$6.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.28	$0.28	$0.33	$0.31
Net realized and unrealized gain (loss)	(0.59)	0.72	(0.78)	(0.06)	0.27
Total from investment operations	$(0.37)	$1.00	$(0.50)	$0.27	$0.58
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.15)	$(0.13)	$(0.24)	$(0.12)
From tax return of capital	(0.11)	(0.11)	(0.17)	—	(0.11)
Total distributions declared to shareholders	$(0.23)	$(0.26)	$(0.30)	$(0.24)	$(0.23)
Net asset value, end of period (x)	$6.34	$6.94	$6.20	$7.00	$6.97
Total return (%) (r)(s)(t)(x)	(5.26)	16.45	(7.48)	3.99	8.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.15	2.19	2.24	2.20
Expenses after expense reductions (f)	1.85	1.85	1.86	1.85	1.85
Net investment income (loss)	3.46	4.18	4.12	4.76	4.65
Portfolio turnover	78	136	95	126	80
Net assets at end of period (000 omitted)	$1,093	$1,268	$563	$491	$560
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$6.92	$6.18	$6.98	$6.96	$6.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.35	$0.34	$0.39	$0.38
Net realized and unrealized gain (loss)	(0.59)	0.72	(0.77)	(0.06)	0.27
Total from investment operations	$(0.30)	$1.07	$(0.43)	$0.33	$0.65
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.19)	$(0.15)	$(0.31)	$(0.15)
From tax return of capital	(0.15)	(0.14)	(0.22)	—	(0.15)
Total distributions declared to shareholders	$(0.30)	$(0.33)	$(0.37)	$(0.31)	$(0.30)
Net asset value, end of period (x)	$6.32	$6.92	$6.18	$6.98	$6.96
Total return (%) (r)(s)(t)(x)	(4.33)	17.64	(6.58)	4.88	10.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.15	1.19	1.21	1.20
Expenses after expense reductions (f)	0.85	0.85	0.86	0.86	0.85
Net investment income (loss)	4.48	5.21	5.04	5.51	5.67
Portfolio turnover	78	136	95	126	80
Net assets at end of period (000 omitted)	$15,055	$24,544	$13,417	$7,355	$1,965

Class R1	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$6.95	$6.21	$7.01	$6.98	$6.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.29	$0.29	$0.33	$0.32
Net realized and unrealized gain (loss)	(0.59)	0.72	(0.79)	(0.06)	0.27
Total from investment operations	$(0.37)	$1.01	$(0.50)	$0.27	$0.59
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.16)	$(0.13)	$(0.24)	$(0.12)
From tax return of capital	(0.11)	(0.11)	(0.17)	—	(0.11)
Total distributions declared to shareholders	$(0.23)	$(0.27)	$(0.30)	$(0.24)	$(0.23)
Net asset value, end of period (x)	$6.35	$6.95	$6.21	$7.01	$6.98
Total return (%) (r)(s)(t)(x)	(5.25)	16.43	(7.46)	3.99	9.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	2.15	2.19	2.24	2.21
Expenses after expense reductions (f)	1.85	1.85	1.86	1.85	1.85
Net investment income (loss)	3.47	4.29	4.15	4.78	4.71
Portfolio turnover	78	136	95	126	80
Net assets at end of period (000 omitted)	$58	$61	$52	$56	$60
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$6.95	$6.20	$7.00	$6.97	$6.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.32	$0.32	$0.37	$0.34
Net realized and unrealized gain (loss)	(0.59)	0.73	(0.78)	(0.06)	0.28
Total from investment operations	$(0.33)	$1.05	$(0.46)	$0.31	$0.62
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.18)	$(0.14)	$(0.28)	$(0.14)
From tax return of capital	(0.13)	(0.12)	(0.20)	—	(0.13)
Total distributions declared to shareholders	$(0.27)	$(0.30)	$(0.34)	$(0.28)	$(0.27)
Net asset value, end of period (x)	$6.35	$6.95	$6.20	$7.00	$6.97
Total return (%) (r)(s)(t)(x)	(4.77)	17.19	(7.01)	4.51	9.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.65	1.69	1.74	1.71
Expenses after expense reductions (f)	1.35	1.35	1.36	1.36	1.35
Net investment income (loss)	3.97	4.79	4.65	5.26	5.19
Portfolio turnover	78	136	95	126	80
Net assets at end of period (000 omitted)	$59	$62	$53	$60	$55

Class R3	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$6.96	$6.22	$7.01	$6.97	$6.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.33	$0.32	$0.39	$0.37
Net realized and unrealized gain (loss)	(0.59)	0.72	(0.76)	(0.06)	0.26
Total from investment operations	$(0.32)	$1.05	$(0.44)	$0.33	$0.63
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.18)	$(0.15)	$(0.29)	$(0.14)
From tax return of capital	(0.14)	(0.13)	(0.20)	—	(0.14)
Total distributions declared to shareholders	$(0.28)	$(0.31)	$(0.35)	$(0.29)	$(0.28)
Net asset value, end of period (x)	$6.36	$6.96	$6.22	$7.01	$6.97
Total return (%) (r)(s)(t)(x)	(4.52)	17.27	(6.61)	4.92	9.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.40	1.44	1.50	1.46
Expenses after expense reductions (f)	1.10	1.10	1.11	1.10	1.10
Net investment income (loss)	4.21	5.01	4.75	5.64	5.46
Portfolio turnover	78	136	95	126	80
Net assets at end of period (000 omitted)	$275	$211	$155	$60	$301
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$6.98	$6.23	$7.00	$6.97	$6.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.35	$0.38	$0.39	$0.38
Net realized and unrealized gain (loss)	(0.59)	0.73	(0.78)	(0.05)	0.27
Total from investment operations	$(0.30)	$1.08	$(0.40)	$0.34	$0.65
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.19)	$(0.15)	$(0.31)	$(0.15)
From tax return of capital	(0.15)	(0.14)	(0.22)	—	(0.15)
Total distributions declared to shareholders	$(0.30)	$(0.33)	$(0.37)	$(0.31)	$(0.30)
Net asset value, end of period (x)	$6.38	$6.98	$6.23	$7.00	$6.97
Total return (%) (r)(s)(t)(x)	(4.25)	17.71	(6.10)	5.03	10.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.15	1.22	1.22	1.21
Expenses after expense reductions (f)	0.85	0.85	0.85	0.86	0.85
Net investment income (loss)	4.42	5.29	5.45	5.54	5.71
Portfolio turnover	78	136	95	126	80
Net assets at end of period (000 omitted)	$122	$64	$54	$282	$55

Class R6	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$6.94	$6.20	$7.00	$6.97	$6.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.36	$0.36	$0.41	$0.39
Net realized and unrealized gain (loss)	(0.59)	0.72	(0.78)	(0.06)	0.27
Total from investment operations	$(0.29)	$1.08	$(0.42)	$0.35	$0.66
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.20)	$(0.16)	$(0.32)	$(0.16)
From tax return of capital	(0.15)	(0.14)	(0.22)	—	(0.15)
Total distributions declared to shareholders	$(0.31)	$(0.34)	$(0.38)	$(0.32)	$(0.31)
Net asset value, end of period (x)	$6.34	$6.94	$6.20	$7.00	$6.97
Total return (%) (r)(s)(t)(x)	(4.20)	17.69	(6.45)	5.15	10.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.08	1.11	1.13	1.11
Expenses after expense reductions (f)	0.74	0.78	0.77	0.75	0.75
Net investment income (loss)	4.57	5.37	5.23	5.88	5.81
Portfolio turnover	78	136	95	126	80
Net assets at end of period (000 omitted)	$346,556	$317,272	$298,538	$302,738	$312,790

See Notes to Financial Statements

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Emerging Markets Debt Local Currency Fund (the fund) is a non-diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities

Notes to Financial Statements  - continued
purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that increased the beginning of period cost of investments and decreased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation

Notes to Financial Statements  - continued
of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining

Notes to Financial Statements  - continued
the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of October 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$26,198	$—	$—	$26,198
Non - U.S. Sovereign Debt	—	317,970,138	—	317,970,138
U.S. Corporate Bonds	—	1,505,546	—	1,505,546
Foreign Bonds	—	26,881,580	—	26,881,580
Mutual Funds	3,658,579	—	—	3,658,579
Total	$3,684,777	$346,357,264	$—	$350,042,041
Other Financial Instruments
Futures Contracts – Assets	$78,918	$—	$—	$78,918
Futures Contracts – Liabilities	(33,794)	—	—	(33,794)
Forward Foreign Currency Exchange Contracts – Assets	—	1,443,752	—	1,443,752
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,805,072)	—	(1,805,072)
Swap Agreements – Assets	—	1,747,191	—	1,747,191
Swap Agreements – Liabilities	—	(105,917)	—	(105,917)
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by foreign corporations and/or foreign governments. The principal value of these debt securities is adjusted through income according to changes in an inflation index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate

Notes to Financial Statements  - continued
losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2020 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$78,918	$(33,794)
Interest Rate	Interest Rate Swaps	1,747,191	(105,917)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,443,752	(1,805,072)
Total		$3,269,861	$(1,944,783)
(a)	Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the fund's Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the fund's Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2020 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(1,754,239)	$1,667,140	$ —	$ —
Foreign Exchange	—	—	(7,352,209)	—
Equity	—	—	—	501,680
Total	$(1,754,239)	$1,667,140	$(7,352,209)	$501,680

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2020 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$(7,204)	$1,197,483	$ —
Foreign Exchange	—	—	(1,795,464)
Total	$(7,204)	$1,197,483	$(1,795,464)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements  - continued
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of October 31, 2020:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$20,308	$—
Uncleared Swaps, at value	1,052,644	(5,165)
Cleared Swap Agreements (a)	—	(41,557)
Forward Foreign Currency Exchange Contracts	1,443,752	(1,805,072)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$2,516,704	$(1,851,794)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	67,425	(719,704)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$2,449,279	$(1,132,090)
(a)	The amount presented here represents the fund's current day net variation margin for futures contracts and for cleared swap agreements. This amount, which is recognized within the fund's Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the fund's Portfolio of Investments.
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2020:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Banco Santander S.A.	$28,173	$—	$—	$—	$28,173
Barclays Bank PLC	96,156	(96,156)	—	—	—
Citibank N.A.	303,114	(303,114)	—	—	—
Goldman Sachs International	310,716	(76,325)	—	(234,391)	—
JPMorgan Chase Bank N.A.	1,546,183	(43,749)	(1,502,434)	—	—
Merrill Lynch International	164,582	(164,582)	—	—	—
Morgan Stanley Capital Services, Inc.	355	(96)	—	—	259
Total	$2,449,279	$(684,022)	$(1,502,434)	$(234,391)	$28,432

Notes to Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2020:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(433,523)	$96,156	$—	$120,000	$(217,367)
Brown Brothers Harriman	(5,026)	—	—	—	(5,026)
Citibank N.A.	(408,570)	303,114	—	—	(105,456)
Goldman Sachs International	(76,325)	76,325	—	—	—
JPMorgan Chase Bank N.A.	(43,749)	43,749	—	—	—
Merrill Lynch International	(164,801)	164,582	—	—	(219)
Morgan Stanley Capital Services, Inc.	(96)	96	—	—	—
Total	$(1,132,090)	$684,022	$—	$120,000	$(328,068)
(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the

Notes to Financial Statements  - continued
fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master

Notes to Financial Statements  - continued
Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

Notes to Financial Statements  - continued
The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/20	Year ended 10/31/19
Ordinary income (including any short-term capital gains)	$8,306,487	$9,583,737
Tax return of capital (b)	7,921,292	6,714,446
Total distributions	$16,227,779	$16,298,183

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/20
Cost of investments	$353,680,311
Gross appreciation	13,594,997
Gross depreciation	(15,908,189)
Net unrealized appreciation (depreciation)	$ (2,313,192)
Capital loss carryforwards	(17,184,548)
Other temporary differences	(1,375,128)
As of October 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(7,774,377)
Long-Term	(9,410,171)
Total	$(17,184,548)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss)

Notes to Financial Statements  - continued
are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A shares, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020, any Class C shares that have an original purchase date of December 31, 2012 or earlier will convert to Class A shares, of the same fund. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	From net investment income		From tax return of capital
	Year ended 10/31/20	Year ended 10/31/19	Year ended 10/31/20	Year ended 10/31/19
Class A	$61,875	$53,688	$59,005	$37,614
Class B	2,229	2,631	2,125	1,844
Class C	23,409	17,894	22,324	12,536
Class I	419,501	587,890	400,047	411,881
Class R1	1,068	1,336	1,018	936
Class R2	1,244	1,531	1,187	1,072
Class R3	4,900	5,190	4,673	3,636
Class R4	2,497	1,740	2,381	1,219
Class R6	7,789,764	8,911,837	7,428,532	6,243,708
Total	$8,306,487	$9,583,737	$7,921,292	$6,714,446
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended October 31, 2020, this management fee reduction amounted to $37,503, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.

Notes to Financial Statements  - continued
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
1.10%	1.85%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%	0.84%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2022. For the year ended October 31, 2020, this reduction amounted to $1,119,147, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $103 for the year ended October 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 6,912
Class B	0.75%	0.25%	1.00%	1.00%	1,205
Class C	0.75%	0.25%	1.00%	1.00%	12,571
Class R1	0.75%	0.25%	1.00%	1.00%	578
Class R2	0.25%	0.25%	0.50%	0.50%	296
Class R3	—	0.25%	0.25%	0.25%	553
Total Distribution and Service Fees					$22,115
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2020 based on each class's average daily net assets.MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2020, this rebate amounted to $35 for Class A, and is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements  - continued
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2020, were as follows:
Amount
Class A	$—
Class B	—
Class C	804
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2020, the fee was $2,923, which equated to 0.0008% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $30,162.
Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds' transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended October 31, 2020, these costs for the fund amounted to $485,839 and are included in “Shareholder servicing costs” in the Statement of Operations.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.0164% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements  - continued
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At October 31, 2020, MFS held 100% of the outstanding shares of Class R1 and Class R2, and approximately 51% and 50% of the outstanding shares of Class B and Class R4, respectively.
(4) Portfolio Securities
For the year ended October 31, 2020, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $305,255,668 and $245,172,222, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/20		Year ended 10/31/19
	Shares	Amount	Shares	Amount
Shares sold
Class A	275,263	$1,818,530	109,798	$742,519
Class B	231	1,490	2,235	15,196
Class C	66,858	461,546	106,210	716,890
Class I	1,643,099	11,017,015	3,345,615	22,037,532
Class R3	12,161	78,069	4,025	26,843
Class R4	9,165	64,378	—	—
Class R6	10,137,179	64,654,419	2,355,121	15,676,521
	12,143,956	$78,095,447	5,923,004	$39,215,501
Shares issued to shareholders in reinvestment of distributions
Class A	18,460	$118,549	13,415	$89,629
Class B	372	2,390	395	2,641
Class C	6,709	43,007	3,936	26,394
Class I	126,640	815,663	149,159	995,703
Class R1	324	2,086	340	2,272
Class R2	379	2,431	389	2,603
Class R3	1,488	9,573	1,316	8,826
Class R4	763	4,878	440	2,959
Class R6	2,351,355	15,077,025	2,261,903	15,105,123
	2,506,490	$16,075,602	2,431,293	$16,236,150

Notes to Financial Statements  - continued
	Year ended 10/31/20		Year ended 10/31/19
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(329,932)	$(2,083,288)	(116,403)	$(760,180)
Class B	(1,679)	(9,927)	(2,249)	(14,300)
Class C	(83,868)	(537,056)	(18,334)	(121,187)
Class I	(2,934,201)	(19,679,843)	(2,118,441)	(13,817,651)
Class R3	(716)	(4,425)	(45)	(301)
Class R4	(3)	(21)	—	—
Class R6	(3,548,411)	(22,260,092)	(7,065,155)	(45,991,747)
	(6,898,810)	$(44,574,652)	(9,320,627)	$(60,705,366)
Net change
Class A	(36,209)	$(146,209)	6,810	$71,968
Class B	(1,076)	(6,047)	381	3,537
Class C	(10,301)	(32,503)	91,812	622,097
Class I	(1,164,462)	(7,847,165)	1,376,333	9,215,584
Class R1	324	2,086	340	2,272
Class R2	379	2,431	389	2,603
Class R3	12,933	83,217	5,296	35,368
Class R4	9,925	69,235	440	2,959
Class R6	8,940,123	57,471,352	(2,448,131)	(15,210,103)
	7,751,636	$49,596,397	(966,330)	$(5,253,715)
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2040 Fund were the owners of record of approximately 32%, 29%, 19%, 4%, 2%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund and the MFS Lifetime 2045 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee,

Notes to Financial Statements  - continued
based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2020, the fund’s commitment fee and interest expense were $1,681 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$35,706,059	$192,269,153	$224,306,783	$(5,658)	$(4,192)	$3,658,579

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$201,102	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Emerging Markets Debt Local Currency Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Local Currency Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm – continued
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
December 16, 2020

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k)* (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Peter D. Jones (age 64)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)
James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
*	As of December 31, 2020, Mrs. Stelmach will retire as Trustee.
Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Ward Brown Matt Ryan

Board Review of Investment Advisory Agreement
MFS Emerging Markets Debt Local Currency Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund's Class I total return performance relative to the Fund's benchmark performance for the five-, three- and one-year periods ended December 31, 2019.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’

Board Review of Investment Advisory Agreement - continued
approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021.  The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to certain series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of October 31, 2020 (the “Fund”) as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2020 and 2019, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2020	2019
Fees billed by E&Y:
MFS Emerging Markets Debt Local Currency Fund	60,813	59,810

For the fiscal years ended October 31, 2020 and 2019, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS Emerging Markets Debt Local Currency Fund	0	0	10,464	10,297	7,555	3,864

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Emerging Markets Debt Local Currency Trust*	1,790,828	1,679,277	0	0	104,750	104,750

	Aggregate Fees for Non-audit Services
	2020	2019
Fees Billed by E&Y:
To MFS Emerging Markets Debt Local Currency Fund, MFS and MFS Related Entities#	2,124,327	2,023,388

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors..

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the MFS Emerging Markets Debt Local Currency Fund is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)     Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT .

(3)     Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 16, 2020

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2020

* Print name and title of each signing officer under his or her signature.